Corporate Overview June 2025 For investor use only

Disclaimer 2 The material in this presentation regarding Tourmaline Bio, Inc. (“we,” “us” or the “Company”) is for informational purposes only and is intended for investor audiences. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding expectations regarding the development and potential therapeutic benefits of pacibekitug, including the potential best-in-class profile of pacibekitug and the anticipated progression of pacibekitug into future clinical trials; the timing of initiation, progress and results of the Company’s current and future preclinical and clinical trials for its product candidates, including pacibekitug, including the timing of a planned Phase 2 proof-of-concept clinical trial in patients with abdominal aortic aneurysm and of Phase 3 clinical trial readiness in atherosclerotic cardiovascular disease; the therapeutic potential of IL-6 inhibition, including by pacibekitug; the timing and likelihood of seeking regulatory approval for the Company’s product candidates, including pacibekitug; the Company’s ability to achieve planned milestones; the competitive landscape and potential market for the Company’s product candidates; and the unmet need in the Company’s target indications and the potential for pacibekitug to address such unmet need. The words “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Many factors may cause differences between current expectations and actual results, including, but not limited to, additional safety events occurring after the data extract date of April 23, 2025, as participants complete their study visits and follow-up throughout the course of the trial; a review of the full dataset (including the post-April 23, 2025 dataset), after the trial has completed, which may cause our analysis following completion of the trial to differ from the analysis as of the data extract date presented herein; unexpected safety or efficacy data observed during preclinical or clinical studies; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in the regulatory environment; changes in expected or existing competition; unexpected litigation or other disputes, and other risks and uncertainties, including those described in the section titled “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. In addition, certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. 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Our mission 3 We are driven by our mission to develop transformative medicines that dramatically improve the lives of patients with life-altering immune and inflammatory diseases

Emil deGoma, MD Senior Vice President, Medical Research Gerhard Hagn Senior Vice President, Head of Commercial & BD Kevin Johnson, PhD Chief Regulatory Officer Experienced leadership team 4 Ryan Robinson, CPA Chief Financial Officer Sandeep Kulkarni, MD Co-Founder and Chief Executive Officer Brad Middlekauff, JD Chief Business Officer and General Counsel Susan Dana Jones, PhD Chief Technology Officer Dora Rau Senior Vice President, Head of Quality Management Team Board of Directors Clay Siegall, PhD Chairman Caley Castelein, MD Aaron Kantoff Mark McDade Sapna Srivastava, PhD Parvinder Thiara Sandeep Kulkarni, MD Don Fitch Senior Vice President, Product Development

Pacibekitug has demonstrated best-in class potential: long-acting, low immunogenicity, and low-volume subcutaneous administration observed in clinical trials to date Key highlights 5 An IL-6 renaissance is underway: new insights emerging about a broad range of indications where IL-6 may be clinically validated A late-stage clinical company: Phase 2 TRANQUILITY trial in CV and pivotal Phase 2b spiriTED trial in TED ongoing; Phase 2 proof-of-concept trial in AAA expected to be initiated in H2 2025 Transformative data in hand: positive topline data from TRANQUILITY trial reported in Q2 2025 with plan to conduct end of Phase 2 meeting with FDA by end of year Well-financed: cash expected to fund operations into H2 2027, enabling the delivery of key anticipated milestones for both paths

1Across six completed clinical trials in healthy volunteers and RA, SLE, and CD patients. 2Data on file; single intravenous 10mg dose in Ph1 MAD study in RA patients; as measured by C-reactive protein (CRP), a pharmacodynamic marker of IL-6 signaling. 3Generated from Medarex transgenic mouse platform; across approximately 450 subjects dosed with pacibekitug, only 2 subjects generated anti-drug antibodies (ADAs) following treatment. 4Data on file. 5To be evaluated in CV Phase 2 trial. 6To be evaluated in TED Phase 2 trial. Every 8-week dosing was achieved in prior Phase 2 trials. CD: Crohn’s Disease. CV: cardiovascular. SC: subcutaneous. RA: rheumatoid arthritis. SLE: systemic lupus erythematosus. TED: thyroid eye disease. Pacibekitug: a long-acting anti-IL-6 monoclonal antibody with best-in-class potential 6 Potential value to patientsAttributes observed to date Existing data from approximately 450 study participants1 Fully human with ADAs in only 0.5% of patients3 >90% pathway inhibition after single 10mg dose2 Long-acting with terminal half-life of ~7 weeks1 High affinity to IL-64 • Dosing quarterly5 (CV) or every 8 weeks6 (TED) • Rapid and robust impact across diseases • Generally well-tolerated safety profile observed to date • Volume of ≤1ml for SC injection5,6 • Durable benefit without need to increase dose

Disease Focus Indication Preclinical Phase 1 Phase 2 Phase 3 Status Cardiovascular inflammation Atherosclerotic cardiovascular disease (ASCVD) Reported positive Phase 2 topline data; study completion expected Dec. 2025 Abdominal aortic aneurysm (AAA) Phase 2 PoC trial initiation expected H2 2025 Autoimmune disease Thyroid eye disease (TED) Phase 2b topline data expected early 2026 Clinical development plan for pacibekitug 7 Note: the hatched bar represents a trial that has not yet commenced The timing of clinical trial milestones is subject to change and additional discussion with the FDA

Cardiovascular Inflammation

Reducing inflammation: the next frontier in CV diseases 9 Increasing validation for IL-6 driven inflammation as a critical and modifiable risk factor driving residual cardiovascular risk Potential of IL-6 inhibition spans a broad range of cardiovascular indications, affecting tens of millions of patients globally IL-6 inhibition is being evaluated in multiple cardiovascular outcomes trials; external readouts expected over the next 12 to 24 months have the potential to further validate IL-6 mechanism in cardiovascular disease Converging lines of human evidence across multiple settings support the transformative potential of IL-6 inhibition Pacibekitug is Phase 3-ready with a potentially best-in-class profile, including quarterly SC administration, and is supported by positive topline data from Phase 2 TRANQUILITY trial

~55% ~55% ~60% ~55% ~55% 100% ~55% ~75% ~60% ~60% ~60% ~60% ~75% 25M 18M 8.5M 5.5M 3.7M 900K 800K 2.3M 7.0M 3.2M 3.2M 600K 1.3M ASCVD – Total CAD Ischemic stroke ASCVD + CKD 3/4 PAD Acute MI* Acute ischemic stroke* AAA - Total HF - Total HFpEF HFrEF HFmrEF Acute HF* ASCVD – Total CAD Ischemic stroke ASCVD + CKD 3-4 PAD Acute MI* Acute ischemic stroke* AA - Total HF - Total HFpEF HFrEF HFmrEF Acute HF* 1Publications available upon request. Population estimates are adjusted based on US population growth as estimated by the US Census. *Annual incidence AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CAD: coronary artery disease. CKD: chronic kidney disease. HF: heart failure. HFmrEF: Heart Failure with Mid-Range Ejection Fraction. HFpEF: heart failure with preserved ejection fraction. HFrEF: heart failure with reduced ejection fraction. MI: myocardial infarction. PAD: peripheral artery disease. IL-6 inhibition has the potential to benefit millions of patients across a wide range of inflammation-mediated CV conditions 10 Estimated US prevalence (2024)1 Populations are not mutually exclusive Key Elevated hs-CRP Normal hs-CRP Our current focus

World-class Cardiovascular Scientific Advisory Board guiding our development strategy for pacibekitug 11 James Min, MD Cleerly, Inc. Pradeep Natarajan, MD, MMSC Massachusetts General Hospital Harvard Medical School Michael D. Shapiro, DO, MCR Wake Forest University Michael Szarek, PhD University of Colorado CPC Clinical Research Marc P. Bonaca, MD, MPH University of Colorado CPC Clinical Research Douglas L. Mann, MD Washington University School of Medicine Joshua A. Beckman, MD, MSc University of Texas Southwestern Robin Choudhury, MA, DM University of Oxford Dipender Gill, MD, PhD Sequoia Genetics Deepak L. Bhatt, MD, MPH, MBA SAB Chair Mount Sinai Fuster Heart Hospital Paul M. Ridker, MD, MPH Harvard Medical School Brigham and Women’s Hospital Tabassome Simon, MD, PhD Sorbonne Université Assistance Publique-Hôpitaux de Paris

List of therapies not exhaustive. ACEI: angiotensin-converting enzyme inhibitor. ACL: adenosine triphosphate-citrate lyase. ANGPTL3: angiopoietin-like protein 3. ApoB: apolipoprotein B. ApoC3: apolipoprotein C3. ARB: angiotensin receptor blocker. CETP: Cholesteryl ester transfer protein. CRISPR: clustered regularly interspaced short palindromic repeats. GIP: gastric inhibitory polypeptide. GLP-1: glucagon-like peptide-1. IL-6: Interleukin-6. MTP: microsomal triglyceride transfer protein. NLRP3: nucleotide-binding domain, leucine-rich–containing family, pyrin domain–containing-3. NPC1L1: Niemann-Pick C1-Like 1. PAR: protease-activated receptors. PCSK9: proprotein convertase subtilisin/ kexin type 9. P2Y12R: purinergic 2Y type 12 receptor. SGLT2: sodium-glucose cotransporter 2. Cardiovascular inflammation largely unaddressed by existing treatments 12 Thrombosis Hypertension Atherogenic lipoproteins Diabetes, Insulin resistance, Obesity Inflammation None readily available Blood pressure ApoB, Non-HDL-C, LDL-C, Triglycerides, Lipoprotein(a) HbA1c, Fasting glucose, Weight C-reactive protein Aspirin P2Y12R inhibitors Factor Xa inhibitors PAR-1 antagonists ACEI/ARB Calcium channel blockers Thiazide diuretics Renin inhibitors Beta-blockers Mineralocorticoid antagonists Statins PCSK9 inhibitors Icosapent ethyl NPC1L1 inhibitors ACL inhibitors Bile acid sequestrants MTP inhibitors ANGPTL3 inhibitors Apheresis SGLT2 inhibitors GLP-1 agonists GIP/GLP-1 agonists Colchicine Atherothrombotic Pathways Biomarkers Approved Therapies Factor XI inhibitors Factor XIa inhibitors Angiotensinogen inhibitors Aldosterone synthase inhibitors Endothelin antagonists Renal denervation Baroreceptor activation CETP inhibitors Lipoprotein(a) inhibitors ApoC3 inhibitors Fibrates CRISPR PCSK9 base editing GIP/GLP-1/glucagon agonists Amylin agonists GIP-1/amylin agonists IL-6 inhibitors NLRP3 inhibitors Therapies in Late-Stage Development

Increasing recognition of inflammation & IL-6 as drivers of CV risk 13

ASCVD: atherosclerotic cardiovascular disease Convergence of human evidence supports therapeutic potential of IL-6 inhibition for ASCVD 14 Evidence suggests IL-6 may drive ASCVD risk Human genetic evidence Epidemiological evidence Clinical trial evidence

1Sarwar et al., Lancet (2012). 2Ference et al., J. Am. Coll. Cardiol. (2012). 3Casula et al., Pharm. Res. (2019). 4Zhao et al., Ann Rheum Dis (2022). 5Spiera eta al. NEJM (2023). 6Wan et al., Hypertension (2021). 7The Blood Pressure Lowering Treatment Trialists’ Collaboration, Lancet (2021). 8Voight et al., Lancet (2012). 9Keene et al., BMJ (2014). 10Gregson et al., Eur J Prev Cardiol. (2017). 11Fras et al., Arch Med Sci. (2021). 12Clarke et al., NEJM (2009). 13Levin et al, Circulation Research (2021). 14Georgakis et al., Circulation (2021). 15Swerdlow et al., Lancet (2012). 16Georgakis et al., Circ Genom Precis Med. (2020). 17Georgakis et al., BCM Med. (2022). Human genetic studies support a causal effect for IL-6 pathway inhibition to lower ASCVD risk1 15 Concordance between results of human genetic studies and randomized clinical trials Therapeutic target Genetic Result RCT Result Lowering LDL-C to lower ASCVD risk2,3 Positive Positive Inhibiting IL-6 to treat polymyalgia rheumatica4,5 Positive Positive Lowering blood pressure to lower ASCVD risk6,7 Positive Positive Raising HDL-C to lower ASCVD risk8,9 Negative Negative Inhibiting LpPLA2 to lower ASCVD risk10,11 Negative Negative Lowering Lp(a) to lower ASCVD risk12 Positive Trials Ongoing Inhibiting IL-6 to lower ASCVD risk1,13-17 Positive Trials Ongoing

1Sarwar et al., Lancet (2012). 2Analysis based on (i) Georgakis et al., Circ Genom Prec Med (2020), (ii) Levin et al, Circ Res (2021), (iii) Burgess et al, Arterioscler Thromb Vasc Biol (2025), (iv) Omarov et al, medRxiv (2024). 3Garbers et al., BBA (2014). 4Swerdlow et al., Lancet (2012). 5Georgakis et al., Circ Genom Precis Med (2020).6Said et al., Nat Commun (2022). IL-6R gene variant mimicking low-dose IL-6 pharmacological blockade causally associated with lower ASCVD risk1 16 • rs2228145 is a common functional IL- 6R gene variant (p.Asp358Ala) • Prevalence of 30-40% (Europe)1,3-5 • Increased IL-6R ectodomain splicing by ADAM10/173 • Carriers of rs2228145 demonstrated concordant changes in downstream biomarkers compared with tocilizumab (↓CRP, fibrinogen;↑albumin, sIL-6R)1,3-5 • Modest reduction in hs-CRP ~9% per allele6 IL-6R gene variant rs2228145 associated with lower risk of ASCVD2  Benefit Harm→

1Women’s Health Study. MACE: CV death, MI, stroke, coronary revascularization. Increased risk defined as 1-relative risk, compared to lowest quintile of Lp(a) and hs-CRP population, adjusted for age, initial randomization treatment group, smoking (current, past, never), presence of diabetes, and Framingham blood pressure categories. Table 2. Ridker et al, NEJM (2024). Emerging evidence suggests that hs-CRP is more strongly associated with MACE than both LDL and Lp(a) 17 1.00 1.01 0.94 1.04 1.33 1.00 1.00 1.07 1.23 1.36 1.00 1.11 1.19 1.38 1.70 0.8 1.0 1.2 1.4 1.6 1.8 Quintile 1 (reference) Quintile 2 Quintile 3 Quintile 4 Quintile 5 Risk of MACE 30-year longitudinal data from the Women’s Health Study1 (n=27,929) Late breaking data presented at European Society of Cardiology 2024 Congress and simultaneously published in the New England Journal of Medicine Quintile (r ) i i Qui Qui ◼ hs-CRP mg/L baseline <0.65 0.65 to <1.47 1.47 to <2.75 2.75 to <5.18 ≥5.18 ◼ LDL-C mg/dL baseline <96.1 96.1 to <113.5 113.5 to <129.7 129.7 to <150.7 ≥150.7 ◼ Lp(a) mg/dL baseline <3.6 3.6 to <7.6 7.6 to <15.5 15.5 to <44.1 ≥44.1

Risk of cardiovascular and mortality outcomes by IL-6 quartile 1Yao et al., The Prognostic Value of Inerleukin-6 Levels and Nine Cardiovascular and Mortality Outcomes Insights from the Cross Cohort Collaboration (CCC) 2025. 2Cross-Cohort Collaboration Consortium. https://chs-nhibi.org/node/6549 (accessed April 3, 2025). AF: atrial fibrillation. CHD: coronary heart diseases. CVD: cardiovascular diseases. HF: heart failure. MI: myocardial infarction. Adjusted for sex, race/ethnicity, age, individual cohort, blood pressure, body-mass index, hypertension, anti-hypertensive medication, diabetes, hyperlipidemia, lipid-lowering medication, smoking status, alcohol use, baseline coronary heart disease. IL-6 levels were strongly associated with cardiovascular outcomes in a large study from the Cross-Cohort Collaboration1 18 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile 1.0 1.4 1.8 2.2 1 2 3 4 Quartile Risk of StrokeRisk of MI Risk of AF Risk of HF Risk of CVD Risk of CHD Risk of CVD mortality Risk of CHD mortality Risk of all-cause mortality • Cross-Cohort Collaboration Consortium (CCC) aggregates and harmonizes data across multiple large prospective cohort studies2 • Nine prospective cohorts, ~42,000 participants, median follow-up 16 years • Significant, dose-dependent, independent association of IL-6 levels with all nine CV outcomes

1Ridker et al., NEJM (2017). 2Adapted from Ridker et al., Circ. Res. (2016), Arnold et al., Eur. J. Cardiol. (2021) and Muller et al., J Lipid Res (2015) Landmark CANTOS study validated therapeutic potential of addressing inflammation in ASCVD 19 10,061 patients • Stable CAD (post MI) • On Statin, ACE/ARB, BB, ASA • hs-CRP ≥2 mg/L Canakinumab Anti-inflammatory Thrombosis Outcomes Study (CANTOS) Trial Design1 Primary endpoint: Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke) Canakinumab 50 mg Q3M n = 2,170 Placebo Q3M n = 3,344 Canakinumab 150 mg Q3M n = 2,284 Canakinumab 300 mg Q3M n = 2,263 IL-1β is upstream of IL-62 NLRP3 Inflammasome IL-6 IL-1β canakinumab pacibekitug ziltivekimab clazakizumab C-reactive protein (marker of inflammation) PAI-1 Anti- fibrinolytic Pro- clotting Fibrinogen + - NLRP inflammasome inhibitors colchicine Lipoprotein(a)

Reduction in MACE shown as 1-Hazard Ratio vs placebo. ITT: intent to treat. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke. n.s.: not statistically significant. ITT CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300 mg). Ridker et al., NEJM (2017). Ridker et al., Lancet (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline hs-CRP, baseline LDL-C. Ridker et al., Eur Heart J (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline IL-6, baseline LDL-C. Ridker et al., JACC (2018). Lessons from canakinumab (anti-IL-1β mAb): Robust IL-6 pathway inhibition associated with improved outcomes 20 On-treatment On-treatment -15% -25% -30% -35% -60% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD ITT hs-CRP <2 mg/L R e d u c ti o n i n C V D e a th IL-6 low tertile hs-CRP <2 mg/L hs-CRP <2 mg/L -12% -31% -34% -59% -60% -50% -40% -30% -20% -10% 0% ITT CKD n.s. p=0.021 p<0.0001 p=0.0004 p<0.0001 p<0.0001 p=0.0227 p=0.0045

27% -24% -59% -80% -60% -40% -20% 0% 20% 40% IL-6 top tertile IL-6 middle tertile IL-6 low tertile R e d u c ti o n i n C V D e a th 1Ridker et al., Eur Heart J (2018). 2Ridker et al., Circulation (2021). 3Libby et al., Eur Heart J (2018). Reduction in MACE shown as 1-Hazard Ratio vs placebo. 4Covariates included in the adjusted multivariable model include age, gender, smoking status, hypertension, diabetes, body mass index, baseline level of IL-6, and baseline level of LDL cholesterol. Lessons from canakinumab (anti-IL-1β mAb): Prespecified analysis showed that reductions in IL-6 predicted CV benefit1-3 21 -1% -27% -35%-40% -30% -20% -10% 0% IL-6 top tertile IL-6 middle tertile IL-6 low tertile R e d u c ti o n i n M A C E Subgroup who did not achieve low IL-6 Subgroup who achieved low IL-6 36% RRR PBO C u m u la ti v e I n c id e n c e o f M A C E On-treatment4 On-treatment4

Reduction in MACE shown as 1-Hazard Ratio. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke except for: ODYSSEY OUTCOMES (all death, MI, ischemic stroke); COLCOT (CV death, MI, stroke, resuscitated cardiac arrest); LoDoCo2 (CV death, MI, ischemic stroke); main CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300mg); control arms were placebo + background SoC. Certain data in this slide are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. NNT (number needed to treat) values obtained from absolute risk extracted from Kaplan-Meier figures via webplotdigitizer, unless directly reported. NNT for IL-6 < median shown; not reported for IL-6 low tertile. The information on this slide is based on Tourmaline-generated analysis of third-party data and is being presented for hypothesis generating purposes only. As a result, the actual MACE risk reduction hypothesized may be more or less than the data presented in this slide. Publications available upon request. Lessons from canakinumab (anti-IL-1β mAb): Robust inhibition of IL-6 pathway has transformative potential in ASCVD 22 -30% -35% -14% -15% -15% -20% -20% -26% -28% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD Alirocumab ODYSSEY Bempedoic acid CLEAR Colchicine COLCOT Evolocumab FOURIER Semaglutide SELECT Icosapent ethyl REDUCE-IT Colchicine LoDoCo2 3-year estimates for NNT (number needed to treat) support transformative potential and efficient Phase 3 study designs 14 20 63 CANTOS: On-treatment 57368350nr85

Primary endpoint: Day 90 Participants randomized to pacibekitug 25 mg and 50 mg quarterly dosing arms receive matching placebo doses on Days 30, 60, 120, and 150. Participants randomized to placebo receive monthly placebo doses during the treatment period. CKD: chronic kidney disease. CVD: cardiovascular disease. eGFR: estimated glomerular filtration rate. hs-CRP: high-sensitivity C-reactive protein. SC: subcutaneous. UPCR: urine protein-creatinine ratio. Phase 2 trial supporting development in CVD 23 6 months Safety follow-up periodTreatment period: 6 months n = 143 Pacibekitug 25 mg SC quarterly Pacibekitug 50 mg SC quarterly Pacibekitug 15 mg SC monthly Primary endpoint: • Change from baseline in hs-CRP through Day 90 Secondary endpoints: • Percentage achieving hs-CRP<2 mg/L through Day 90 • Percentage achieving hs-CRP reduction ≥50% through Day 90 • Change from baseline in hs-CRP through Day 180 • Safety and tolerability R Placebo Randomized, double-blind, placebo-controlled Phase 2 trial (NCT06362759) Follow-up Study population: • High-sensitivity C-reactive protein (hs-CRP) ≥2 mg/L and <15 mg/L • CKD stage 3-4 (eGFR 15-59 ml/min/1.73m2) or UPCR≥200 mg/g • Exclude patients at higher risk for safety complications (e.g., immunocompromised patients) Key:  dose

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Error bars represent the 75th percentile for reduction in each dose group. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Pacibekitug demonstrated deep and highly statistically significant reductions in hs-CRP across all pacibekitug dosing arms 24 Percent change from baseline in time-averaged hs-CRP through Day 90 Percent change from baseline in hs-CRP at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Error bars represent standard error. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. A significant percentage of participants across all pacibekitug dosing arms achieved an hs-CRP of <2 mg/L 25 Percentage of participants with time- averaged hs-CRP <2 mg/L through Day 90 Percentage of participants with hs-CRP <2 mg/L at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Results through Day 180 presented herein reflect a subset of the primary analysis population as of the data extract date of April 23, 2025. These data and the preliminary analysis presented here are subject to change as additional data are collected through the ongoing trial. Rapid and deep hs-CRP reductions sustained through Day 180 in participants who completed treatment period as of data extract 26 Median (IQR) percent change in hs-CRP from baseline by visit through Day 180 Median (IQR) percent change in hs-CRP from baseline by visit through Day 90 **** **** **** **** p<0.0001 for all comparisons to placebo

Safety Population: at least 1 dose of study drug. [1] Laboratory abnormalities defined as confirmed low values on 2 consecutive assessments. Neutropenia CTCAE Grade 2: ANC >= 1,000/mm3 and <1,500/mm3. Grade 3+: ANC <1,000/mm3. Thrombocytopenia CTCAE Grade 2+: PLT < 75,000/mm3. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Pacibekitug demonstrated overall incidence rates of adverse events and serious adverse events comparable to placebo 27 Placebo Pacibekitug Pooled 25 mg quarterly 50 mg quarterly 15 mg monthly N=36 N=105 N=35 N=35 N=35 Adverse events 20 (56%) 57 (54%) 20 (57%) 18 (51%) 19 (54%) Serious adverse events 4 (11%) 10 (10%) 6 (17%) 2 (6%) 2 (6%) AEs leading to discontinuation 0 2 (2%) 0 1 (3%) 1 (3%) Infection 8 (22%) 25 (24%) 10 (29%) 9 (26%) 6 (17%) Serious infection 1 (3%) 4 (4%) 4 (11%) 0 0 Death 0 1 (1%)* 1 (3%)* 0 0 Injection site reaction Grade 2+ 0 0 0 0 0 Neutropenia Grade 2 [1] 1 (3%) 2 (2%) 1 (3%) 0 1 (3%) Neutropenia Grade 3+ [1] 0 0 0 0 0 Thrombocytopenia Grade 2+ [1] 0 0 0 0 0 Cumulative incidence through data extract date Safety population n=141 *Fatal case of COVID-19

RESCUE ziltivekimab 15 mg Q4W² RESCUE PBO² CANTOS canakinumab 150 mg Q3M³ CANTOS PBO³ TRANQUILITY pacibekitug 25 mg Q90D¹ TRANQUILITY pacibekitug 15 mg Q30D¹ TRANQUILITY pacibekitug 50 mg Q90D¹ TRANQUILITY PBO¹ -100% -80% -60% -40% -20% 0% 20% 0 30 60 90 120 150 180 Day 1Data on file; Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Results through Day 180 presented herein reflect a subset of the primary analysis population as of the data extract date of April 23, 2025. These data and the preliminary analysis presented here are subject to change as additional data are collected through the ongoing trial. 2Ridker et al., Lancet (2021). 3Ridker et al., NEJM (2017). Time course values outside of TRANQUILITY approximated using webplotdigitizer. Pacibekitug achieved deep reductions in hs-CRP with quarterly administration 28 These data are from separate, non-head-to-head studies involving different disease states and patient populations. Cross-trial comparisons are inherently limited, and the above data should be considered with caution. These data do not support conclusions about the comparative efficacy and safety of the above drugs. Comparison of hs-CRP impact across separate studies TRANQUILITY Key Primary analysis population through Day 90; n=126 Partial primary analysis population through Day 180 as of April 23, 2025 data extract date; n=48 % r e d u c ti o n i n h s -C R P

CKD: chronic kidney disease, HD: hemodialysis, NDD: non-dialysis dependent, 1Incidence of ADAs in repeat-dose studies calculated as reported per dosing arm. 2Route of administration in planned or ongoing studies in patients with or at high- risk of ASCVD. 3Clinicaltrials.gov NCT03926117. 4Pergola et al., JASN (2021). 5Ridker et al., Lancet (2021). 6Wada et al., J Cardiol (2023). 7Clinicaltrials.gov NCT01490450. 8Clinicaltrials.gov NCT01545050. 9Weinblatt et al., Arthritis Rheum (2015). 10Clinicaltrials.gov NCT05485961. Data reported in publications or on clinicaltrials.gov as detailed above. No head-to-head studies have been conducted between the mabs shown here, which have each been evaluated in different populations. Pacibekitug designed to offer best-in-class potential profile in cardiovascular diseases 29 Pacibekitug Ziltivekimab Clazakizumab Monoclonal antibody fully human (IgG2) fully human (IgG1k, YTE mutation) humanized rabbit (IgG1k) Anti-drug antibodies1 0-1% 6-13%3,4 0-10%7-9 Route of administration2 SC 0.6 mL SC5,6 1.0 mL IV10 Longest dosing intervals tested Q90D (NDD-CKD) Q4W (NDD-CKD)5,6 Q4W10 (HD-CKD) Targeted dosing intervals Quarterly Monthly Monthly

The timing of clinical trial milestones are subject to change. ASCVD: atherosclerotic cardiovascular disease. CKD: chronic kidney disease. CVOT: cardiovascular outcome trial. ESKD: End Stage Kidney Disease. HFpEF: heart failure with preserved ejection fraction. MACE: major adverse cardiovascular event. MI: myocardial infarction. 1Clinicaltrials.gov: NCT05021835. 2Clinicaltrials.gov: NCT06118281. 3Clinicaltrials.gov: NCT06200207 4Clinicaltrials.gov: NCT05636176 5Clinicaltrials.gov: NCT05485961 (Phase 3 portion only) Five Phase 3 CVOTs enrolling >24,000 patients 30 Ziltivekimab 15 mg QM + Standard of Care Placebo QM + Standard of Care ~6,400 patients • ASCVD • CKD stage 3-4 • hs-CRP ≥2 mg/L 1:1 ZEUS: ASCVD w/CKD1 Primary endpoint: Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke) ATHENA: HFpEF3 Primary endpoint: Change in KCCQ-CSS at 1 year ARTEMIS: acute MI2 Ziltivekimab loading 30mg followed by 15mg QM + Standard of Care Placebo QM + Standard of Care 10,000 patients • Acute MI • First dose within 36 or 48 hrs 1:1 Primary endpoint: Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke) Ziltivekimab QM + Standard of Care Placebo QM + Standard of Care 680 patients • HF Class II-III • hs-CRP ≥2 mg/L 1:1 Topline data readouts expected 2026 2026 / 2027 2026 HERMES: HFpEF4 Primary endpoint: Time to first occurrence of a composite HF endpoint (CV death, HF hospitalization, or urgent HF visit) Ziltivekimab 15 mg QM + Standard of Care Placebo QM + Standard of Care 5,600 patients • HF Class II-IV • hs-CRP ≥2 mg/L 1:1 2027 POSIBIL6: ESKD5 Primary endpoint: Time to first occurrence of CV death or MI Clazakizumab 5 mg Q4W + Standard of Care Placebo Q4W + Standard of Care 2,310 patients • ESKD • Diabetes or ASCVD • hs-CRP ≥2 mg/L 1:1 2029 External readouts have the potential to further validate the IL-6 mechanism in cardiovascular disease and provide critical insights to augment pacibekitug Phase 3 development strategy

1Stuntz, Cardiology (2016). 2Golledge et al., Eur Heart J (2023). 3UKSAT, NEJM (2002). 4Lederle et al., NEJM (2002). 5Chaikof et al., J Vasc Surg (2018). 6Isselbacher et al., Circulation (2022). 7Schermerhorn et al., NEJM (2008). 8Yei et al., JAMA Netw Open (2022). 9Gilmore et al., Circ Cardiovasc Qual Outcomes (2024). Figure from https://medlineplus.gov/ency/article/000162.htm. AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. HCP: healthcare professional. Abdominal aortic aneurysm: a high-mortality, first-in-disease opportunity for pacibekitug 31 • High-risk vascular disease with significant unmet need in approximately 2M people in US1 • Strong strategic fit with ASCVD due to overlapping prescribers • Progressive disease with increasing risk of rupture, usually a fatal event2 • In less than 5 years, majority of medium-sized AAA grow to threshold for surgical repair3,4 • Surgical repair, recommended for large AAA to prevent rupture, is associated with complications5-9 No FDA approved treatment

Human genetic evidence 1Burgess et al., Arterioscler Thromb Vasc Biol (2025). 2Thanigaimani et al., Biomedicine (2022). 3Kokje et al., Atherosclerosis (2016). Results at day 14. 4Nishihara et al., PLoS One (2017). Results at day 42. 5Patel et al., Vasc Endovascular Surg (2023). Results at day 21. AAA: abdominal aortic aneurysm. Compelling evidence supports IL-6 inhibition to slow AAA growth 32 Genetic variant associated with reduction in risk of AAA1 Epidemiological evidence Higher IL-6 levels associated with AAA2 Experimental evidence 0% 25% 50% 75% 100% Inhibition of IL-6 pathway signaling decreased AAA expansion in multiple preclinical models3 Increase in maximum AAA diameter Elastase model3 CaCl2 model4 CaCl2+ IL-6 model5 Control IL-6 pathway inhibition

1Chaikof et al., J Vasc Surg (2018). Isselbacher et al., Circulation (2022). Figure adapted from Perry et al., Ann Vasc Surg (2022). AAA: abdominal aortic aneurysm. PoC: proof of concept. Phase 2 PoC study expected to use imaging to evaluate the ability of pacibekitug to inhibit AAA growth 33 • Serial imaging is the foundation of clinical care1 • Phase 2 PoC expected to use multimodality imaging to efficiently characterize pacibekitug • Alignment reached with FDA on Phase 2 PoC design 3D reconstruction CT Maximum aneurysm diameter Centerline analysis Next steps: – Confirm dose to be evaluated based on TRANQUILITY analysis – Details expected to be shared prior to study start

AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CVD: cardiovascular disease. CV SAB: cardiovascular Scientific Advisory Board. CVOT: cardiovascular outcomes trial. EOP2: end of Phase 2. FDA: Food & Drug Administration. hs-CRP: high-sensitivity C-reactive protein. 34 TRANQUILITY data unlocks pacibekitug’s potential in CVD Key next steps  In consultation with CV SAB, confirm optimal dose for Phase 3 CVOT in ASCVD and finalize clinical development strategy  Conduct EOP2 meeting with FDA by end of year  Initiate Phase 2 proof-of-concept trial in AAA in H2 2025 Demonstrated rapid, deep, and durable hs-CRP reductions Confirmed quarterly dosing viability Expanded safety database With results now in hand, Tourmaline is well- positioned to execute on its cardiovascular inflammation strategy

Thyroid Eye Disease

1Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2012). 2Bartalena et al., Front. Endocrinol. (2020). 3Horizon Q3 2022 earnings call. 4Tourmaline market research. TED: an indication designed to validate pacibekitug’s potential in autoantibody-driven diseases 36 High unmet medical need with significant market opportunity • TED patients experience significant disease burden driven by inflammation, proptosis, double-vision, and pain • ~30k new patients each year in the U.S. (average age at diagnosis is ~45)1,2 • ~80%3 of moderate-to-severe TED patients not receiving an FDA-approved treatment, which we believe may be related to significant limitations such as risk of permanent hearing impairment / loss: • Vast majority of US treaters report unmet need across all aspects of treatment (efficacy, safety, administration)4 Extensive third-party clinical support that IL-6 inhibition may address key unmet needs • 50+ publications with 400+ patients demonstrate the therapeutic potential of IL-6 pathway inhibition in TED • IL-6 may play a more central and upstream role in TED pathogenesis than IGF-1R or FcRn • Many TED treaters already routinely utilize IL-6 inhibition in their practice4 Pacibekitug has best-in-disease potential in TED • Deep inhibition of IL-6 pathway observed to date offers potential for durable efficacy across many endpoints • Existing clinical database supports the potential for a well-tolerated profile at selected doses • Q8W dosing would allow for a patient-friendly, low burden treatment course 1 2 3

$24 $166 $287 $344 $2 $453 $616 $590 $502 $480 $491 $494 $405 $446 $453 $467 $424 $479 $488 $460 $381 -- $100 $200 $300 $400 $500 $600 $700 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 1. Safety issues: Risk of potentially permanent hearing loss2 2. Limited durability: Growing real-world effectiveness data reveals larger than anticipated number of non-responders / high relapse rate3,4 3. High level of inconvenience & complexity: – IV Q3W (n=8)2 but limited access to infusion centers5 – Numerous visits and high time commitment (HCPs and patients)5 – Need for serial audiograms, as per label2,6 – Burdensome reimbursement approval process7 1Horizon and Amgen company reports and filings. 2TEPEZZA FDA label. 3Kahaly et al., Thyroid (2021) (ATA 2021 presentation). 4Rosenblatt et al., Ophthalmic Plast Reconstr Surg (2023). 5Tourmaline market research. 6Chow and Silkiss, BMJ Case Rep (2022). 7Horizon Therapeutics Public Ltd. Co. Q2 2023 Form 10-Q. IGF-1R class limitations present a significant opportunity for novel therapeutic approaches in TED 37 Sales ($M)1 TEPEZZA U.S. revenues have been stagnating since 2021… …believed to be due to real-world experience

1Horizon Q3 2022 earnings call; LTM = last twelve months. 2Tourmaline market research; endo = endocrinologist; ophth = ophthalmologist. 3AAMC 2022 Physician Specialty Data Report. 4Hussey and Tao, Orbit (2022). Despite an FDA-approved medicine, the vast majority of moderate-to-severe TED patients remain untreated 38 Most TED patients are not receiving TEPEZZA… …or only get it relatively late in the treatment journey2 Endo (~8.2k3) monitors thyroid levels, treats mainly mild TED Ophth (~18.9k3) manages moderate-severe ocular symptoms Oculoplastic Surgeons (~1.2k4) manages severe disease and/or inadequate response to steroids Mild Moderate Severe / Sight-Threatening TEPEZZA Surgery 0% 20% 40% 60% 80% 100% High Proptosis, High CAS TED Patients % o f P a ti e n ts Untreated 16,000 80% Treated with Tepezza 4,000 20% Simplified Treatment Journey2TEPEZZA US LTM penetration1 Most refer out to other specialists today but many indicate interest in treating as new advanced therapies become available

Adapted from Huang et al., Eye (2018); Hodgson and Rajaii, Ophthalmol Ther (2020); Fang et al, Front Endocrinol (2021); Smith et al., Eye (2019); and Cabezas et al., Front. Immunol. (2022) IL-6 inhibition has the potential to address a central and upstream driver of TED 39 Adipocytes MyofibroblastsHyaluronan 3) Inhibits orbital fibroblast signaling and differentiation Inflammation: • Pain • Redness • Swelling Orbital tissue expansion: • Proptosis • Diplopia • Eyelid retraction • Optic nerve compression Anti-TSHR/IGF-1R autoantibodies IL-6 Orbital fibroblasts 2) Inhibits T-cell driven inflammation1) Inhibits formation of autoantibodies CD4 T-cell TFhMemory B-cell B-cell IL-6 + IL-6 + IL-6 + Survival Plasma cell IL-21 Th17 CD4 T-cell TGF-β IL-6 + IL-17A IL-22 TNFα IL-1β Anti-FcRn Anti-IGF-1R Anti-IL-6 1 3 2

Proptosis response rate is generally defined in the data outlined here as a ≥2 mm proptosis improvement in the worse eye at baseline without any worsening in the other eye. CAS response rate is generally defined in the data outlined here as a CAS of 0 or 1. Studies referenced in this table represent investigator-led studies and were not designed with the intent of generating evidence for an approval of tocilizumab or sarilumab in TED. The majority of these studies were not designed with power to detect statistical significance. Retro: retrospective. Obs: observational. Prosp: prospective. RCT: randomized controlled trial. CS: case series. CR: case report. NR: not reported. NS: not significant. CI: clear improvement. Tepro: teprotumumab. Publications available upon request Over 50 publications support the therapeutic potential of IL-6 pathway inhibition in TED 40 • 400+ mostly steroid- refractory patients • Late IL-6 inhibition (>9 months post symptom onset) when disease may have exited active phase • Exposure to IL-6 inhibition may have been suboptimal (<6 months) • Tourmaline market research with over 100 TED treaters suggests many HCPs already routinely utilize IL-6 inhibition in their practice We believe many of these reports may underestimate the true efficacy of IL-6 inhibition Study Details Key Endpoints First author Year Study type N treated Proptosis response rate CAS response rate % autoantibody reduction Pérez-Moreiras 2021 Retro 54 78 89 75 Sánchez-Bilbao 2020 Obs 48 NR NR NR Atienza-Mateo 2018 Retro 29 NR NR NR Farde 2024 Retro 23 64 NR 75 Lee 2024 Prosp 19 11 47 56 Pérez-Moreiras 2014 Prosp 18 72 100 76 Pérez-Moreiras 2018 RCT 15 93 60 NS de la Fuente Bursón 2020 Retro 15 NR NR NR Pereira 2023 Retro 14 NR NR NR Habroosh 2024 Prosp 13 100 31 68 Boutzios 2023 Obs 12 NR NR 84 Pampín-Sánchez 2022 Retro 11 75 73 NR Moi 2022 Retro 10 CI 80 75 Cortez 2022 Prosp 10 10 100 81 Guo 2024 Retro 10 NR NR NR Silkiss 2020 CS 9 CI 56 74 Smith 2021 Retro 9 78 100 54 Bielefeld 2019 Obs 8 NR NR NR Ceballos-Marcias Jose 2020 CS 8 NR 75 41 Bennedjai 2020 Retro 7 NR NR 73 Moás 2022 Obs 7 NR NR 92 Toro-Tobon 2023 Retro 6 50 NR NR de Pablo Gomez 2018 CS 5 NR 60 NR Navarrete 2022 Retro 5 NR NR NR Ribi 2017 CS 3 33 67 NR Maldiney 2020 CS 3 67 NR NR Stevens 2022 Retro 3 100 67 NR Russell 2017 CS 2 NR 0 NR Sy 2017 CS 2 CI 50 69 Study Details Key Endpoints First author Year Study type N treated Proptosis response rate CAS response rate % autoantibody reduction Copperman 2019 CS 2 100 0 NR Coy 2019 CS 2 NR 50 NR Sierra Osorio 2020 CS 2 100 100 NR Park 2021 CS 2 100 100 NR Abeillon-du Payrat 2022 CS 2 100 50 NR Butnaru 2013 CR 1 NR 100 NR Gómez Rodríguez 2014 CR 1 NR 100 NR Bielefeld 2017 CR 1 CI NR NR Canas 2018 CR 1 100 NR NR Pascual-Camps 2018 CR 1 NR NR NR Garreta Fontelles 2019 CR 1 NR NR 93 Mehmet 2020 CR 1 0 NR NR Kaplan 2020 CR 1 NR 0 85 Cayon-Blanco 2020 CR 1 NR 100 NR Tran 2020 CS 1 NR NR NR Ruiz 2021 CR 1 NR NR NR Albrashdi 2022 CR 1 100 NR NR Cezara 2022 CR 1 NR 0 NR Mohamed 2022 CS 1 0 0 NR Moleiro 2022 CR 1 100 NR 86 Almazrouei 2023 CR 1 NR NR NR Cuculescu 2023 CR 1 CI 0 NR Nirmalan 2023 CS 1 NR NR NR Pramono 2023 CR 1 NR NR NR Rymuza 2024 CR 1 100 0 8 Weighted Mean 68% 72% 72% Smith 2017 (tepro Phase 2) 71% 69% N/A Douglas 2020 (tepro Phase 3) 83% 59% N/A

*This target product profile outlines the desired characteristics of pacibekitug in TED. It will be informed by clinical data from Phase 2b and Phase 3 and additional evidence generated from other programs including from the real world. The characteristics presented reflect outcomes that may not be representative of pacibekitug. The results of past clinical trials may not be indicative of future results, and the results of future or ongoing clinical trials may not demonstrate some or any of the characteristics presented. MOA: mechanism of action. QoL: quality of life. TED: thyroid eye disease. SC: subcutaneous Pacibekitug’s target product profile is expected to be well- differentiated in TED… 41 Target product profile in TED* Targeted points of differentiation Study population • Moderate-to-severe active TED patients MOA • IL-6 inhibition E ff ic a c y Primary endpoint • Proptosis Secondary endpoints • Diplopia, clinical activity score (CAS), inflammation, and lid retraction Additional measures • Lower rate of relapse and retreatment • Rapid time to response • Lower rate of surgical intervention S a fe ty Warnings & precautions • No anticipated risk of permanent hearing loss or warnings beyond typical IL-6 safety considerations Dosing & administration • Every 8-week, low volume subcutaneous injection through pre-filled syringe • Finite dosing Targeting inflammation which is at core of disease Holistic impact on many QoL-impacting symptoms Emphasis on response durability Well-tolerated without the risk of hearing loss Least frequent and most patient-friendly SC dosing

1In a masked survey of future potential product entrants - HCP Quant Research with N = 60 General Ophthos, N = 40 Endos and N = 40 Oculoplastic Surgeons (February 2024). FcRn: neonatal fragment crystallizable receptor. IGF-1R: insulin- like growth factor 1 receptor. IL-6: interleukin-6. Rx: prescriptions. SC: subcutaneous. TED: thyroid eye disease. …resulting in leading market share, capitalizing on increasing Rx from endocrinologists and ophthalmologists 42 36% 26% 12% 5% 21% 28% 47% 73% 48% 63% 66% 0% 10% 20% 30% 40% 50% 60% 70% 80% Endos General ophthos Oculoplastic surgeons I treat and manage moderate to severe active TED patients rather than referring out to another physician today As additional treatments become available for TED, including SC therapies, I will treat and manage moderate to severe active TED patients rather than referring out to another physician 50% 39% 11% IL-6 class Pacibekitug Satralizumab Off-label IL-6(R) Other biologic IGF-1R class Not treated with biologic FcRn Pacibekitug ranked highest in future market share among 140 TED treaters in US1 Impact on Rx if SC therapies are available1

24 weeks24 weeks24 weeks 43 *Any patient who receives rescue therapy/intervention in Period A will not receive pacibekitug in Period B and will instead undergo follow-up only pivotal trial in first-line TED n = 81 (27 / arm) Period A: Primary efficacy R Period B: Extension Proptosis non- responders* Proptosis responders Pacibekitug 50 mg SC Q8W Pacibekitug 20 mg SC Q8W Placebo Pacibekitug 50 mg SC Q8W Follow-up Follow-up Primary endpoint: • Proptosis response rate at week 20 Additional endpoints: • CAS • Diplopia • QoL, safety, PK/PD/ADA Study population: • Moderate-to-severe TED, with proptosis ≥ 3mm above normal (based on race and gender) • Active phase, with symptom onset ≤ 15 months, CAS ≥ 4 and positive TSI • First-line setting, with cap on prior corticosteroid use (< 1g methylprednisolone or equivalent) Key:  dose Double-masked, placebo-controlled Phase 2b trial (NCT06088979) Open label Primary end point: Week 20

Appendix

0.8 1.0 1.2 1.4 1.6 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Hazard ratios shown. Major adverse cardiovascular events (MACE) include myocardial infarction, stroke, coronary revascularization, cardiovascular (CV) death. CKD: chronic kidney disease. hs-CRP: high-sensitivity C-reactive protein. LDL: low-density lipoprotein cholesterol. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. 1Ridker et al., Lancet (2023). 2Ridker et al., Circulation (2023). 3Ridker et al., Eur Heart J (2022). Multiple observational studies show hs-CRP levels predict future MACE even better than cholesterol in high-risk populations 45 LDL-C hs-CRP Risk of MACE ASCVD or high risk of ASCVD1 (n=31,245) LDL-C hs-CRP LDL-C hs-CRP 0.4 1.0 1.6 2.2 2.8 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 Risk of CV death (downstream biomarker of IL-6 activity) CANTOS CKD subgroup3 (n=1,192) CLEAR-Outcomes2 (n=13,970) Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile Quartile LDL-C hs-CRP

1Ridker et al, Eur Heart J (2022). CANTOS. 2Ridker et al, Eur Heart J (2020). CIRT. Myocardial infarction or multivessel coronary disease who additionally had diabetes or metabolic syndrome. Adjusted for age, gender, smoking status, body mass index, and blood pressure and stratified on diabetes and or metabolic syndrome. Ridker et al, Circ Res (2021). Mehta et al., Curr Atheroscler Rep (2024). Higher levels of IL-6, like hs-CRP, strongly and independently predicted MACE in large prospective studies 46 1 1.3 1.8 1.9 1 1.7 2.0 2.4 1.0 1.5 2.0 2.5 1 2 3 4 CIRT2 1 1.1 1.3 1.5 1 1.1 1.2 1.5 1 1.3 1.8 2.5 1 1.3 2.0 1.8 1.0 1.5 2.0 2.5 1 2 3 4 1 2 3 4 Risk of MACE hs-CRP IL-6 CANTOS1 eGFR ≥ 60 ml/min/1.73m2 eGFR < 60 ml/min/1.73m2 Quartile Quartile Quartile